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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2002
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                          INTEGRATED HEALTH SERVICES, INC.
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               (Exact name of registrant as specified in its charter)


           Delaware                      001-12306               23-2428312
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 (State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                910 Ridgebrook Road, Sparks, Maryland     21152
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              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (410) 773-1000
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ITEM 5.  OTHER EVENTS.

         On December 3, 2002, Integrated Health Services, Inc., a Delaware corporation ("IHS"), entered into a stock purchase agreement (the "Purchase Agreement"), by and between IHS and THI Holdings, LLC, a Delaware limited liability company ("THI"). The Purchase Agreement provides for the acquisition by THI of the long-term care and contract rehabilitation therapy businesses of IHS through the purchase of two wholly-owned direct subsidiaries of IHS, IHS Long Term Care, Inc. and IHS Therapy Care, Inc., respectively (collectively, the "Purchased Subsidiaries").

         In consideration for the purchase of the stock of the Purchased Subsidiaries, THI will pay to IHS $97,500,000 in cash, subject to certain upward and downward adjustments provided for in the Purchase Agreement, plus the assumption of substantially all of IHS' postpetition liabilities outstanding as of the closing date. The closing of the transaction contemplated by the Purchase Agreement is subject to the satisfaction of a number of conditions, including, among others, (i) that no Material Adverse Effect (as defined in the Purchase Agreement) shall have occurred; (ii) an order confirming the Plan of Reorganization, in form and substance reasonably satisfactory to THI (the "Confirmation Order"), shall have been entered and shall have become a Final Order, and the Court shall have approved the Purchase Agreement, on or before the 180th day after the date of the Purchase Agreement, and all other conditions precedent to the effectiveness of the Plan of Reorganization shall have been satisfied or waived; and (iii) the Court shall have entered a Final Order (which may be the Confirmation Order) which provides an injunction against the assertion of claims against IHS, as provided in Section 7.9 of the Purchase Agreement. A copy of the Purchase Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

         In connection with the execution of the Purchase Agreement, IHS, THI and Wilmington Trust Company, as escrow agent (the "Escrow Agent"), entered into a Deposit Escrow Agreement, dated as of December 3, 2002 pursuant to which THI deposited $12,000,000 in cash with the Escrow Agent to be held subject to the terms of the Escrow Agreement. A copy of the Deposit Escrow Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS.

99.1 Stock Purchase Agreement, dated December 3, 2002, by and between Integrated Health Services, Inc., a Delaware corporation and THI Holdings, LLC, a Delaware limited liability company.

99.2 Deposit Escrow Agreement, dated December 3, 2002, by and among Integrated Health Services, Inc., a Delaware corporation, THI Holdings, LLC, a Delaware limited liability company and Wilmington Trust Compnay, as deposit escrow agent.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 4, 2002
                                      INTEGRATED HEALTH SERVICES, INC.


                                  By: /s/ Guy Sansone
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                                      Name: Guy Sansone
                                      Title: Senior Vice President



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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION OF DOCUMENT

99.1 Stock Purchase Agreement, dated December 3, 2002, by and between Integrated Health Services, Inc., a Delaware corporation and THI Holdings, LLC, a Delaware limited liability company.

99.2 Deposit Escrow Agreement, dated December 3, 2002, by and among Integrated Health Services, Inc., a Delaware corporation, THI Holdings, LLC, a Delaware limited liability company and Wilmington Trust Compnay, as deposit escrow agent.




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